

REGENCY
ENERGY PARTNERS

Regency Energy Partners
Third-Quarter
November 10, 2008



Forward Looking Statements

This presentation may contain statements about future events and Regency Energy Partners LP's ("Regency Energy Partners", "Regency" or the "Partnership") outlook and expectations, which are forward-looking statements. Although Regency believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Regency's business prospects and performance, causing actual results to differ from those discussed during this presentation.

Any forward-looking statements made are subject to all of the risks and uncertainties, many of which are beyond management's control, involved in gathering, processing, transportation and marketing of natural gas, and in the natural gas compression services business. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Regency's actual results and plans could differ materially from those expressed in any forward-looking statements. These risks and uncertainties are discussed in more detail in Regency's filings with the Securities and Exchange Commission, copies of which are available to the public.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Regulation G

This document may include certain non-GAAP financial measures as defined under SEC Regulation G. In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Regency Energy Partners Overview

Strong quarter-over-quarter performance



Total Revenue
$ in millions
$600
$500
$400
$300
$200
$100
$0
$229
$296
$547
85%
3Q 2006
3Q 2007
3Q 2008



Adjusted Total Segment Margin
$ in millions
$140
$120
$100
$80
$60
$40
$20
$0
$42
$64
$117
83%
3Q 2006
3Q 2007
3Q 2008
Gathering and Processing
Transportation
Contract Compression



Adjusted EBITDA
$ in millions
$70
$60
$50
$40
$30
$20
$10
$0
$26
$39
$67
72%
3Q2006
3Q 2007
3Q 2008



Total Throughput[1]
MMBtu/d (000's)
1,200
1,000
800
600
400
200
0
590
657
882
789
1,082
795
3Q 2006
3Q 2007
3Q 2008
Gathering and Processing
Transportation

[1] 152,797 MMBtu/d in 2006, 293,334 MMBtu/d in 2007, and 272,588 MMBtu/d in 2008 moved through both the Gathering and Processing and Transportation segments

Haynesville Update

Haynesville Project – Original Scope



Regency Field Services
Regency Liquids Pipeline
Blanchard Loop
Elm Grove Haughton Station
Elm Grove Lateral
Elm Grove Pipeline
Bienville Loop
Winnsboro Loop
Woodardville Station
Logansport Lateral
Cane Hill Station
Regency Field Services
CASS
MARION
HARRISON
PANOLA
SHELBY
CADDO
BOSSIER
WEBSTER
CLAIBORNE
UNION
LINCOLN
OUACHITA
RICHLAND
JACKSON
BIENVILLE
RED RIVER
NATCHITOCHES
WINN
SABINE
LA SALLE
CATAHOULA
FRANKLIN
ARKANSAS
LOUISIANA
TEXAS
Phase I Pipeline
Phase II Pipeline
Phase I Compression
Phase II Compression

Haynesville Project – Revised Scope



Regency Field Services
Regency Liquids Pipeline
Elm Grove Haughton Station
Elm Grove Pipeline
Bienville Loop
Winnsboro Loop
Regency Field Services
CASS
MARION
HARRISON
PANOLA
SHELBY
CADDO
BOSSIER
WEBSTER
CLAIBORNE
UNION
LINCOLN
OUACHITA
RICHLAND
JACKSON
BIENVILLE
DESOTO
RED RIVER
SABINE
NATCHITOCHES
WINN
CALDWELL
FRANKLIN
LA SALLE
CATAHOULA
ARKANSAS
LOUISIANA
TEXAS

Financial Overview
Third-Quarter 2008



Consolidated Operating Results

($ in thousands)	Three Months Ended Sep. 30, 2008	Three Months Ended Sep. 30, 2007	Year to Date Sep. 30, 2008	Year to Date Sep. 30, 2007
REVENUE				
Gas sales	$ 323,411	$ 175,107	$ 922,872	$ 538,360
NGL sales	120,538	90,605	355,558	237,382
Gathering, transportation and other fees (includes related party revenues of $939, $541, $2,865 and $1,325)	74,267	30,478	206,429	69,553
Unrealized/realized gain/(loss) from risk management activities	6,817	(8,088)	(39,600)	(10,798)
Other	22,142	7,722	53,856	20,584
Total revenue	547,175	295,824	1,499,115	855,081
OPERATING COSTS AND EXPENSES				
Cost of gas and liquids (includes related party amounts of $632, $656, $1,878 and $13,829)	408,165	234,946	1,168,441	696,644
Operation and maintenance	33,688	18,134	95,049	41,031
General and administrative	13,976	6,983	38,784	32,928
Loss (gain) on sale of assets	(34)	(777)	434	1,562
Management services termination fee	-	-	3,888	-
Transaction expense	2	-	536	-
Depreciation and amortization	26,422	14,993	74,638	39,123
Total operating costs and expenses	482,219	274,279	1,381,770	811,288
OPERATING INCOME	64,956	21,545	117,345	43,793
OTHER INCOME AND DEDUCTIONS				
Interest expense, net	(16,072)	(10,894)	(48,261)	(41,740)
Loss on debt refinancing	-	(21,200)	-	(21,200)
Minority interest	(162)	(156)	(165)	(130)
Other income and deductions, net	118	713	450	951
Total other income and deductions	(16,116)	(31,537)	(47,976)	(62,119)
INCOME (LOSS) BEFORE INCOME TAXES	48,840	(9,992)	69,369	(18,326)
Income tax expense (benefit)	(67)	(160)	142	65
NET INCOME (LOSS)	$ 48,907	$ (9,832)	$ 69,227	$ (18,391)

Gathering and Processing Segment

($ in thousands)	Three Months Ended Sep. 30, 2008	Three Months Ended Sep. 30, 2007	Year to Date Sep. 30, 2008	Year to Date Sep. 30, 2007
Gathering and Processing Segment				
Financial data				
Segment margin	$ 86,642	$ 45,590	$ 187,138	$ 115,467
Adjusted segment margin	$ 65,052	$ 48,580	$ 186,121	$ 118,766
Operating data				
Throughput (MMbtu/d)	1,082,139	882,008	998,518	794,173
NGL gross production (BBls/d)	21,386	22,655	22,323	21,233

(1) Segment margin and throughput volumes in 2007 vary from previously disclosed amounts due to pooling accounting for our FrontStreet assets, acquired on January 7, 2008.

Transportation Segment

($ in thousands)	Three Months Ended Sep. 30,				Year to Date Sep. 30,			
	2008		2007		2008		2007	
Transportation Segment								
Financial data:								
Segment margin	$	19,718	$	15,288	$	58,215	$	42,970
Adjusted segment margin	$	19,718	$	15,250	$	58,215	$	42,275
Operating data								
Throughput (MMbtu/d)		795,104		788,789		773,562		757,367

Contract Compression Segment

($ in thousands)	Three Months Ended Sep 30, 2008	Three Months Ended Sep 30, 2007	Year to Date Sep. 30, 2008	Year to Date Sep. 30, 2007
Contract Compression Segment				
Financial data:				
Segment margin	$ 32,650	$ -	$ 85,321	$ -

Contract Compression Segment Operating Data	At June 30, 2008	At June 30, 2007	At September 30, 2008	At September 30, 2007
Revenue generating horsepower	669,804	-	742,804	-
Average horsepower per revenue generating compression unit	849	-	851	-



Non-GAAP Reconciliations

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

($ in thousands)	Three Months Ended Sep. 30, 2008	Three Months Ended Sep. 30, 2007	Three Months Ended Sep. 30, 2006	Year to Date Sep. 30, 2008	Year to Date Sep. 30, 2007	Year to Date Sep. 30, 2006
Net income (loss)	$ 48,907	$ (9,832)	$ (11,272)	$ 69,227	$ (18,391)	$ (13,831)
Income tax expense (benefit)	(67)	(160)	-	142	65	-
Interest expense, net	16,072	10,894	10,929	48,261	41,740	27,319
Depreciation and amortization	26,422	14,993	9,759	74,638	39,123	28,306
EBITDA (a)	$ 91,334	$ 15,895	$ 9,416	$ 192,268	$ 62,537	$ 41,794
Non-cash loss (gain) from risk management activities	(21,591)	2,160	(1,725)	(1,018)	377	(4,346)
Non-cash put option expiration	-	792	960	-	2,227	2,652
LTIP accelerated vesting charge	-	-	-	-	11,928	-
Loss (gain) on sale of assets	(34)	(777)	-	434	1,562	-
Loss on debt refinancing	-	21,200	12,447	-	21,200	12,447
Management services termination fee	-	-	3,542	3,888	-	12,542
Acquisition expenses	2	-	1,201	492	-	1,885
Other income/expense	(3,134)	-	-	(2,229)	6	-
Management fee	-	69	88	-	69	360
Adjusted EBITDA	$ 66,577	$ 39,339	$ 25,929	$ 193,835	$ 99,906	$ 67,334

a) Earnings before interest, taxes, depreciation and amortization

Non-GAAP Reconciliation

Non-GAAP Adjusted Segment Margin to GAAP Net Income (Loss)

($ in thousands)	Three Months Ended Sep. 30, 2008	Three Months Ended Sep. 30, 2007	Three Months Ended Sep. 30, 2006	Year to Date Sep. 30, 2008	Year to Date Sep. 30, 2007	Year to Date Sep. 30, 2006
Net income (loss)	$ 48,907	$ (9,832)	$ (11,272)	$ 69,227	$ (18,391)	$ (13,831)
Add:						
Operation and maintenance	33,688	18,134	10,567	95,049	41,031	28,394
General and administrative	13,976	6,983	6,932	38,784	32,928	19,271
Management services termination fee	-	-	3,542	3,888	-	12,542
Transaction expense	2	-	-	536	-	-
Loss (gain) on sale of assets	(34)	(777)	-	434	1,562	-
Depreciation and amortization	26,422	14,993	9,759	74,638	39,123	28,306
Interest expense, net	16,072	10,894	10,929	48,261	41,740	27,319
Loss on debt refinancing	-	21,200	12,447	-	21,200	12,447
Other income and deductions, net	(118)	(713)	(117)	(450)	(951)	(500)
Minority interest	162	156	-	165	130	-
Income tax expense (benefit)	(67)	(160)	-	142	65	-
Total Segment Margin	139,010	60,878	42,787	330,674	158,437	113,948
Non-cash loss (gain) from risk management activities	(21,591)	2,160	(1,725)	(1,018)	377	(4,346)
Non-cash put option expiration	-	792	960	-	2,227	2,652
Adjusted Total Segment Margin	117,419	63,830	42,022	329,656	161,041	112,254
Transportation segment margin	19,718	15,288	12,093	58,215	42,970	32,697
Non-cash gain from risk management activities	-	(38)	-	-	(695)	-
Adjusted Segment Margin for Transportation	19,718	15,250	12,093	58,215	42,275	32,697
Contract Compression Segment Margin	32,650	-	-	85,321	-	-
Adjusted Segment Margin for Gathering and Processing	$ 65,051	$ 48,580	$ 29,929	$ 186,120	$ 118,766	$ 79,557

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Reconciliation of "cash available for distribution" to net cash flows provided by operating activities and to net loss

($ in thousands)		Three Months Ended Sep. 30, 2008
Net cash flows provided by operating activities	$	62,346
Add (deduct):		
Depreciation and amortization		(29,159)
Minority interest in income		(165)
Risk management portfolio value changes		21,590
Unit based compensation expenses		(1,248)
Gain from insurance settlement		3,282
Accrued revenues and accounts receivable		(61,700)
Loss on sale of assets		34
Other current assets		(2,952)
Accounts payable and accrued liabilities		64,213
Other current liabilities		(7,134)
Other assets		(200)
Net Income	$	48,907
Add (deduct):		
Income tax benefit		(67)
Interest expense, net		16,072
Depreciation and amortization		26,422
EBITDA	$	91,334
Add (deduct):		
Non-cash gain from risk management activities		(21,590)
Gain on sale of assets		(34)
Compressor proceeds		(3,134)
Transaction expense (a)		2
Adjusted EBITDA	$	66,578
Add (deduct):		
Unit based compensation expenses		1,248
Interest expense, excluding capitalized interest		(15,798)
Maintenance capital expenditures		(3,948)
Proceeds from sale of assets		116
Income tax benefit		67
Cash available for distribution	$	48,263

(a) Acquisition-related costs for the FrontStreet acquisition were expensed under a method similar to pooling accounting and would have been capitalized under the purchase method of accounting.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

Reconciliation of forecasted twelve months ended December 31, 2008 net income to EBITDA and cash available for distribution.

($ in thousands)	Low Estimate	High Estimate
Forecasted net income	$ 85,818	$ 100,818
Add:		
Interest expense	64,430	64,430
Depreciation and amortization	99,517	99,517
Income taxes	490	490
EBITDA	$ 250,255	$ 265,255
Non-cash gain from risk management activities	(1,018)	(1,018)
Loss on sale of assets, net	434	434
Vacation accrual accounting change	905	905
Management services termination fee	3,888	3,888
Acquisition expenses (1)	536	536
Adjusted EBITDA	$ 255,000	$ 270,000
Interest expense	(64,430)	(64,430)
Maintenance capital expenditures	(17,230)	(17,230)
LTIP compensation	4,320	4,320
Proceeds from sale of assets	696	696
Income taxes	(490)	(490)
Cash available for distribution	$ 177,866	$ 192,866
Average LP units outstanding as of Dec. 31, 2008 (excluding Class D units)	76,100	76,100
Cash generated per LP unit (excluding Class D units)	$ 2.21	$ 2.31
Average total LP units outstanding as of Dec. 31, 2008	83,400	83,400
Cash generated per total LP unit	$ 2.07	$ 2.18

(1) Acquisition-related costs for the FrontStreet acquisition were expensed under a method similar to pooling accounting and would have been capitalized under the purchase method of accounting.